SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2004

HOLLY CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-03876 (Commission File Number)	75-1056913 (I.R.S. Employer Identification Number)

100 Crescent Court, Suite 1600 Dallas, Texas (Address of principal executive offices)		75201-6927 (Zip code)

Registrant’s telephone number, including area code: (214) 871-3555

Not applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	—	Press Release of the Company issued February 19, 2004.*

Item 12. Results of Operations and Financial Condition.

     The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition.”

     On February 19, 2004, Holly Corporation (the “Company”) issued a press release announcing the Company’s fourth quarter and year end 2003 results. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein in its entirety.

*	Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLY CORPORATION
	By:	/s/ Stephen J. McDonnell
Stephen J. McDonnell
Date: February 20, 2004		Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number		Exhibit Title
99.1	—	Press Release of the Company issued February 19, 2004.